UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787

Franklin New York Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During 2019’s last quarter, the U.S. economy continued to grow moderately, mainly due to concerns about trade. To support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at its October 2019 meeting. However, amid larger economic risks posed by the novel coronavirus (COVID-19) outbreak toward period-end, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.00% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced a plan to purchase government, government-backed and corporate bonds, which would significantly expand its balance sheet.

During the six-month period, municipal bonds delivered marginally positive returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines, healthy employment and the resilience of the U.S. economy.

Franklin New York Intermediate-Term Tax-Free Income Fund’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of March 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Franklin New York Intermediate-Term Tax-Free Income Fund

This semiannual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York State personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from New York City personal income taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.70 on September 30, 2019, to $11.61 on March 31, 2020. The Fund’s Class A shares paid dividends totaling 12.8503 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.27% based on an annualization of March’s 2.2474 cents per share dividend and the maximum offering price of $11.88 on March 31, 2020. An investor in the 2020 maximum combined effective federal and New York State and City personal income tax bracket of 53.50% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.88% from a taxable investment to match the Fund’s Class A tax-free distribution

Credit Quality Composition*

3/31/20

Ratings	% of Total Investments

AAA	11.70%

AA	64.76%

A	13.22%

BBB	0.54%

Refunded	9.78%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The six-month period ended March 31, 2020, was defined by two distinct phases, before and during the global outbreak of the novel coronavirus (COVID-19). In terms of U.S.-domiciled assets, equities, corporate bonds, U.S. Treasuries and municipal bonds all posted positive returns for the period’s first four and a half months. By the end of February, COVID-19 had spread globally and economies around the world took notice. Volatility in all asset types spiked during the period’s final five weeks. Risk assets, including municipal

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

bonds, experienced selling pressure that resulted in negative total returns for the period, while U.S. Treasury prices rallied and drove yields, which move inversely to price, to reach historical lows.

To show the dramatic turn of events during March 2020, we are providing returns of certain major asset classes for the six-month and one-month periods ended March 31, 2020. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted total returns of +0.10% and -3.63% for the six-month and one-month periods, respectively, compared with -6.04% and -11.00% total returns for high-yield municipal bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index.3 U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted total returns of +7.34% and +2.89% for the six-month and one-month periods, respectively, compared with -2.49% and -7.09% total returns for investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index.3 All four of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted total returns of -12.31% and -12.35% for the six-month and one-month periods, respectively.3

As one would expect during times of financial distress, investment-grade municipal bonds performed better than their high-yield counterparts as well as U.S. equities during the six-month and one-month periods. During both time periods, investment-grade municipal bonds also performed better than investment-grade corporate bonds, and U.S. Treasuries outperformed all these asset classes.

As volatility due to the COVID-19 pandemic increased across financial markets in late February 2020 and into early March, the municipal bond market seemed relatively impervious. However, during the second week of March, the municipal bond market experienced one of its worst single-day price declines over the past decade.

Federal authorities quickly implemented monetary policy and fiscal stimulus packages to combat the economic and market impact of the global pandemic. Despite the federal responses, many investors expected an economic recession and fled to perceived safe-haven assets, most specifically U.S. Treasury securities. Although yields on U.S. Treasuries dropped to all-time lows as prices rose, municipal bonds sold off significantly as many investors priced in the potential effects of the economic slowdown on state and local

Dividend Distributions*

10/1/19–3/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

October	2.2081	2.3595	1.8223	2.5197	2.4661

November	2.0516	2.1931	1.6940	2.3409	2.2925

December	2.2582	2.4120	1.8573	2.5751	2.5217

January	2.1732	2.3232	1.7819	2.4834	2.4302

February	1.9118	2.0505	1.5536	2.1969	2.1483

March	2.2474	2.3999	1.8501	2.5626	2.5087

Total	12.8503	13.7382	10.5592	14.6786	14.3675

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

governments, as well as related municipal bond sectors. Municipal bond yields moved abruptly and significantly higher in mid-March 2020, but the selloff abated after the U.S. Federal Reserve (Fed) stepped in to help stabilize short-dated municipal securities. Similarly, the phase 3 federal stimulus package, which gives the Fed the ability to buy municipal bonds, also served to somewhat calm the market.

In the U.S., the recent selloff in municipal bonds appeared similar to the global financial crisis more than a decade ago, with many investors seemingly believing U.S. Treasuries are the only safe-haven investments. Although uncertainty related to the COVID-19 pandemic has been the main reason for municipal bond market volatility, we have seen a number of other contributing factors.

For example, the oil shock that began to impact corporate bond markets in late February 2020 gained steam and started to play a more meaningful role in the municipal bond market. Another key factor contributing to the recent declines is the municipal bond mutual fund market’s transition to net redemptions after experiencing record net inflows in 2019 and the first two months of 2020. The entire municipal market sold off toward period-end, which may be one reason why high-yield municipal bonds have been hit the hardest.

Although we believe certain credits and sectors are more likely to be negatively impacted by these factors than others, the recent selloff has been indiscriminate in nature, hitting

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

broad swaths of the municipal bond market and potentially creating attractive opportunities for some tax-sensitive investors.

We entered this downturn coming off a relatively strong economy, and we think many state and local governments, as well as most municipal bond issuers, are fairly well positioned heading into this crisis. After the recent selloff, yields for even the highest-rated segment of the municipal bond market (AAA) far surpassed the yields for U.S. Treasuries across maturity terms, and short-term AAA municipal bond yields exceeded those of long-term U.S. Treasuries in some cases. Depending on an investor’s tax situation, we believe the higher yields provided by municipal bonds compared with U.S. Treasuries have become incrementally more compelling.

The Investment Company Institute (ICI) reported net outflows from municipal bond mutual funds in March, as investors pulled their money out of municipal bond mutual funds as markets generally sold off. This ended a run of 14 consecutive months of net inflows. According to the ICI, as of March 25, 2020, municipal bond mutual funds had approximately -$42 billion of net outflows during March 2020, the largest monthly net outflow on record, bringing the 2020 year-to-date total net outflows to approximately -$21 billion.

The Fed has acted aggressively to stem the tide of negative economic repercussions. The central bank had already lowered the federal funds target rate three times in 2019 to a range of 1.50%–1.75%. In March 2020, however, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%. The Fed also implemented additional tools, with several specifically intended to support stability in the municipal bond market.

We believe our approach to municipal bond investing is particularly well-suited for the volatile market environment. Over the last several years, we have focused on purchasing high-quality bonds, as the yield spreads between high-quality and lower-quality bonds have been narrow. We have also maintained exposure to pre-refunded bonds, the most liquid high-quality municipal bonds in the market. Our seasoned team of analysts and portfolio managers have navigated difficult times before, and we are using the team’s knowledge and experience to navigate through this crisis. Although we recognize that volatility will persist as long as the significant

Portfolio Composition

3/31/20

	% of Total Investments	*

Transportation	20.52%

Utilities	15.73%

Tax Supported Debt	14.12%

Subject to Government Approp.	12.36%

General Obligation Bonds	12.24%

Refunded**	10.34%

Higher Education	4.66%

Other Revenue Bonds	4.51%

Hospital & Health Care	3.53%

Corporate Backed	1.85%

Housing	0.14%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

level of uncertainty weighs on financial markets, we are confident in our ability to provide relative downside protection for tax-sensitive, income-oriented investors.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

New York’s strong economy, which generates above-average income and wealth levels, grew more slowly during the six-month period. New York City, an international mecca for financial services, fashion and media, led the state’s economy. The state’s unemployment rate of 3.9% in September 2019 decreased during the period before increasing to 4.5% in March 2020 due to the economic effects of COVID-19, exceeding the increased 4.4% national rate at period-end.4 New York’s fiscal year 2020 budget was adjusted through revenue and spending changes to remove a gap identified at midyear, and a shortfall from reduced projected tax receipts. Medicaid spending growth above the nation’s also pressured the budget. New York’s net tax-supported debt was moderately high at $3,247 per capita and 5.0% of personal income, compared with the 2.2% and

4. Source: Bureau of Labor Statistics.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

$1,068 national medians, respectively.5 Independent credit rating agency Moody’s Investors Service maintained its Aa1 rating and stable outlook on New York’s general obligation debt.6 Moody’s rating reflected its view of the state’s diverse economy, good liquidity and moderate leverage given its high debt level and low pension burden. The rating recognizes New York’s high business costs, economic reliance on New York City and growing health care and education costs amid uncertain federal funding.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we typically look to construct a portfolio that maintains a dollar-weighted average maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

6. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of March 31, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A3

6-Month	+0.32%		-1.93%

1-Year	+3.50%		+1.17%

5-Year	+11.51%		+1.74%

10-Year	+39.05%		+3.12%

Advisor

6-Month	+0.45%		+0.45%

1-Year	+3.84%		+3.84%

5-Year	+12.40%		+2.37%

10-Year	+40.82%		+3.48%

Share Class	Distribution Rate	[4]	Taxable Equivalent Distribution Rate	[5]	30-Day Standardized Yield	[6]	Taxable Equivalent 30-Day Standardized Yield	[5]

A	2.27%		4.88%		0.43%		0.92%

Advisor	2.58%		5.55%		0.68%		1.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Net Investment Income

A	$0.128503

A1	$0.137382

C	$0.105592

R6	$0.146786

Advisor	$0.143675

Total Annual Operating Expenses7

Share Class

A	0.84%

Advisor	0.59%

See page 9 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/20.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and New York State and City personal income tax rate of 53.50%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/20[1]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/20[1]	Net Annualized Expense Ratio

A	$1,000	$1,003.20	$4.21	$1,020.80	$4.24	0.84%
A1	$1,000	$1,004.00	$3.46	$1,021.55	$3.49	0.69%
C	$1,000	$1,001.30	$6.20	$1,018.80	$6.26	1.24%
R6	$1,000	$1,004.80	$2.66	$1,022.35	$2.68	0.53%
Advisor	$1,000	$1,004.50	$2.96	$1,022.05	$2.98	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights

Franklin New York Intermediate-Term Tax-Free Income Fund

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019	2018[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.70	$11.19	$11.26

Income from investment operations[b]:
Net investment income[c]	0.13	0.28	0.02
Net realized and unrealized gains (losses)	(0.09)	0.52	(0.07)

Total from investment operations	0.04	0.80	(0.05)

Less distributions from:
Net investment income	(0.13)	(0.29)	(0.02)

Net asset value, end of period	$11.61	$11.70	$11.19

Total return[d]	0.32%	7.19%	(0.46)%

Ratios to average net assets[e]

Expenses[f]	0.84%	0.84%	0.83%

Net investment income	2.21%	2.43%	2.47%

Supplemental data

Net assets, end of period (000’s)	$74,156	$57,147	$145

Portfolio turnover rate	8.28%	16.12%	11.15%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.71	$11.20		$11.63	$11.94	$11.75	$11.74

Income from investment operations[a]:
Net investment income[b]	0.14	0.30		0.30	0.30	0.30	0.32
Net realized and unrealized gains (losses)	(0.09)	0.51		(0.43)	(0.31)	0.19	0.01

Total from investment operations	0.05	0.81		(0.13)	(0.01)	0.49	0.33

Less distributions from:
Net investment income	(0.14)	(0.30)		(0.30)	(0.30)	(0.30)	(0.32)

Net asset value, end of period	$11.62	$11.71		$11.20	$11.63	$11.94	$11.75

Total return[c]	0.40%	7.35%		(1.15)%	(0.08)%	4.24%	2.81%

Ratios to average net assets[d]

Expenses	0.69% [e]	0.69%	[e]	0.68% [e]	0.65%	0.65%	0.65%

Net investment income	2.36%	2.58%		2.62%	2.56%	2.54%	2.71%

Supplemental data

Net assets, end of period (000’s)	$374,174	$392,721		$440,120	$497,363	$574,905	$535,083

Portfolio turnover rate	8.28%	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.75	$11.23		$11.67	$11.98	$11.79	$11.78

Income from investment operations[a]:
Net investment income[b]	0.11	0.23		0.24	0.23	0.24	0.25
Net realized and unrealized gains (losses)	(0.09)	0.53		(0.45)	(0.31)	0.19	0.01

Total from investment operations	0.02	0.76		(0.21)	(0.08)	0.43	0.26

Less distributions from:
Net investment income	(0.11)	(0.24)		(0.23)	(0.23)	(0.24)	(0.25)

Net asset value, end of period	$11.66	$11.75		$11.23	$11.67	$11.98	$11.79

Total return[c]	0.13%	6.83%		(1.78)%	(0.55)%	3.57%	2.22%

Ratios to average net assets[d]

Expenses	1.24% [e]	1.24%	[e]	1.23% [e]	1.20%	1.20%	1.20%

Net investment income	1.81%	2.03%		2.07%	2.01%	1.99%	2.16%

Supplemental data

Net assets, end of period (000’s)	$78,956	$90,763		$124,250	$157,323	$192,805	$165,045

Portfolio turnover rate	8.28%	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.74	$11.23		$11.66	$11.69

Income from investment operations[b]:
Net investment income[c]	0.15	0.31		0.32	0.05
Net realized and unrealized gains (losses)	(0.09)	0.52		(0.44)	(0.03)

Total from investment operations	0.06	0.83		(0.12)	0.02

Less distributions from:
Net investment income	(0.15)	(0.32)		(0.31)	(0.05)

Net asset value, end of period	$11.65	$11.74		$11.23	$11.66

Total return[d]	0.48%	7.50%		(1.01)%	0.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.53%		0.52%	1.57%

Expenses net of waiver and payments by affiliates	0.53% [f]	0.53%	[f]	0.51% [f]	0.51%

Net investment income	2.52%	2.74%		2.79%	2.70%

Supplemental data

Net assets, end of period (000’s)	$83,206	$79,577		$69,281	$5

Portfolio turnover rate	8.28%	16.12%		11.15%	9.30%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Six Months Ended March 31, 2020	Year Ended September 30,
	(unaudited)	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.74	$11.23		$11.66	$11.97	$11.78	$11.77

Income from investment operations[a]:
Net investment income[b]	0.14	0.31		0.31	0.31	0.32	0.33
Net realized and unrealized gains (losses)	(0.09)	0.51		(0.43)	(0.31)	0.18	0.01

Total from investment operations	0.05	0.82		(0.12)	—	0.50	0.34

Less distributions from:
Net investment income	(0.14)	(0.31)		(0.31)	(0.31)	(0.31)	(0.33)

Net asset value, end of period	$11.65	$11.74		$11.23	$11.66	$11.97	$11.78

Total return[c]	0.45%	7.44%		(1.05)%	0.02%	4.31%	2.90%

Ratios to average net assets[d]

Expenses	0.59% [e]	0.59%	[e]	0.58% [e]	0.55%	0.55%	0.55%

Net investment income	2.46%	2.68%		2.72%	2.66%	2.64%	2.81%

Supplemental data

Net assets, end of period (000’s)	$314,728	$314,157		$327,215	$440,149	$425,166	$365,499

Portfolio turnover rate	8.28%	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments, March 31, 2020 (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.2%
New York 98.2%
Allegany County GO, Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/26	$1,245,000	$1,443,266
Battery Park City Authority Revenue, Senior, Refunding, Series B, 5.00%, 11/01/38	3,750,000	4,781,737
Brookhaven GO,
Suffolk County, Public Improvement, Raymond James and Associates, Series B, 3.00%, 1/15/27	3,290,000	3,337,146
Suffolk County, Public Improvement, Raymond James and Associates, Series B, 3.00%, 1/15/28	4,420,000	4,479,626
Grand Island CSD,
GO, Refunding, School District, 4.00%, 12/01/29	3,915,000	4,547,312
GO, School District, 4.00%, 12/01/30	3,650,000	4,215,641
Haverstraw-Stony Point CSD,
GO, Rockland and Orange Counties, School District, Refunding, 5.00%, 10/15/25	850,000	956,811
GO, Rockland and Orange Counties, School District, Refunding, AGMC Insured, 5.00%, 10/15/31	600,000	674,514
Long Island Power Authority Electric System Revenue,
General, Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,379,000
General, Series A, 4.00%, 9/01/38	14,775,000	16,344,253
Series A, 4.00%, 9/01/35	7,700,000	8,598,821
Monroe County IDA School Facility Revenue,
Rochester Schools Modernization Project, 5.00%, 5/01/26	5,000,000	5,564,550
Rochester Schools Modernization Project, 5.00%, 5/01/29	9,645,000	10,696,884
Rochester Schools Modernization Project, 5.00%, 5/01/29	1,175,000	1,338,819
Monroe County IDC Revenue,
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/25	5,445,000	6,129,763
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/27	6,220,000	7,002,227
MTA Dedicated Tax Fund Revenue, Capital Appreciation, Refunding, Series A, zero cpn., 11/15/32	70,000,000	52,951,500
MTA Revenue,
Transportation, Green Bonds, Climate Bond Certified, Capital Appreciation, Refunding, Series C, Subseries C-2, zero cpn., 11/15/39	15,000,000	8,943,600
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/29	2,440,000	2,735,996
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	9,706,186
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	11,445,700
Transportation, Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	11,528,775
Transportation, Series E, BAM Insured, Pre-Refunded, 5.00%, 11/15/27	8,900,000	10,111,201
Nassau County GO,
General Improvement, Series A, AGMC Insured, Pre-Refunded, 4.25%, 4/01/26	10,540,000	10,879,072
General Improvement, Series C, Pre-Refunded, 4.00%, 10/01/24	6,200,000	6,291,078
Multi-Modal, Series A, Pre-Refunded, 4.25%, 12/01/23	5,615,000	5,734,263
Multi-Modal, Series B, Pre-Refunded, 4.25%, 12/01/23	5,925,000	6,050,847
New York City GO,
Fiscal 2012, Series D, Subseries D-1, 5.00%, 10/01/24	5,000,000	5,289,150
Fiscal 2015, Refunding, Series A, 5.00%, 8/01/26	10,000,000	11,555,900
Fiscal 2016, Refunding, Series A, 5.00%, 8/01/26	9,000,000	10,632,510
Fiscal 2018, Series E, Subseries E-1, 5.25%, 3/01/31	5,000,000	6,323,600
Fiscal 2019, Series D, Subseries D-1, 5.00%, 12/01/35	5,015,000	6,193,826
Multi Modal, Series D-1, 4.00%, 3/01/36	2,500,000	2,915,925
[a] New York City HDC, MFMR, 245 East 124th Street, Mandatory Put, Series A, 2.10%, 10/01/29	20,000,000	20,385,600
New York City IDAR, Pilot, Yankee Stadium Project, Capital Appreciation, Series A, Assured Guaranty, zero cpn., 3/01/21	10,150,000	10,017,745

16	Semiannual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2012, Refunding, Series EE, 5.00%, 6/15/28	$8,000,000	$8,629,840
Second General Resolution, Fiscal 2014, Refunding, Series DD, 5.00%, 6/15/23	6,000,000	6,695,340
Second General Resolution, Fiscal 2015, Refunding, Series DD, 5.00%, 6/15/29	7,790,000	8,930,378
Second General Resolution, Fiscal 2015, Refunding, Series GG, 5.00%, 6/15/27	10,000,000	11,812,900
Second General Resolution, Fiscal 2018, Refunding, Series EE, 5.00%, 6/15/30	5,000,000	5,954,800
Second General Resolution, Fiscal 2018, Refunding, Series FF, 5.00%, 6/15/34	5,000,000	6,220,500
Second General Resolution, Fiscal 2018, Series CC, Subseries CC-1, 4.00%, 6/15/37	5,000,000	5,617,450
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2012, Series S-1, Subseries S-1A, 5.00%, 7/15/26	9,020,000	9,451,336
Fiscal 2018, Refunding, Series S-1, 5.00%, 7/15/29	8,215,000	10,119,894
Fiscal 2019, Refunding, Series S-3, Subseries S-3A, 5.00%, 7/15/34	10,000,000	12,391,000
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2012, Subordinate, Series E, Subseries E-1, 5.00%, 2/01/23	5,000,000	5,341,450
Future Tax Secured, Fiscal 2016, Subordinate, Series A, Subseries A-1, 5.00%, 8/01/28	5,000,000	5,890,100
Future Tax Secured, Fiscal 2018, Subordinate, Series B, Subseries B-1, 4.00%, 8/01/35	4,000,000	4,524,880
Future Tax Secured, New York City Recovery, Fiscal 2003, Subseries 13, 5.00%, 11/01/22	6,800,000	7,441,104
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 5.00%, 5/01/40	10,970,000	12,978,278
Future Tax Secured, Subordinate, Fiscal 2019, Series C, Subseries C-1, 4.00%, 11/01/42	11,105,000	12,589,405
New York City Trust for Cultural Resources Revenue,
The Juilliard School, Refunding, Series A, 5.00%, 1/01/33	2,700,000	3,464,748
Lincoln Center for Performing Arts Inc., Refunding, Series A, 5.00%, 12/01/26	2,500,000	3,021,450
Whitney Museum of American Art, 5.00%, 7/01/21	8,000,000	8,228,960
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, Refunding, 5.00%, 11/15/25	2,250,000	2,694,150
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	13,305,000	16,433,405
New York State Dormitory Authority Revenues,
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	9,450,000	10,242,666
Non-State Supported Debt, Catholic Health System Obligated Group, Refunding, Series A, 4.00%, 7/01/37	1,150,000	1,242,932
Non-State Supported Debt, Master Boces Program, Lease, Oneida Herkimer Madison, Refunding, 5.00%, 8/15/28	1,100,000	1,343,672
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Series 1, Pre-Refunded, 5.00%, 7/01/23	1,250,000	1,334,338
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/21	3,000,000	3,028,830
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	1,985,485
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,005,760
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,005,940
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,006,160
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 1, 4.00%, 1/15/21	13,510,000	13,542,019
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/33	12,000,000	14,619,360

franklintempleton.com	Semiannual Report	17

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	$6,040,000	$7,572,710
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/27	6,000,000	7,044,900
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/26	1,000,000	1,151,800
Non-State Supported Debt, Rochester Institute of Technology, Pre-Refunded, 4.00%, 7/01/26	4,000,000	4,263,200
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, 5.00%, 10/01/24	345,000	364,313
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	6,425,000	7,018,798
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	860,000	876,065
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre- Refunded, 5.00%, 10/01/23	13,420,000	13,669,344
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	160,000	160,474
Non-State Supported Debt, School Districts, Financing Program, Series A, Pre-Refunded, 5.00%, 10/01/24	6,710,000	7,111,996
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/29	1,000,000	1,237,000
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/33	1,000,000	1,259,370
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22	1,250,000	1,337,925
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL Insured, 5.50%, 7/01/22	10,000,000	10,985,400
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 5.00%, 2/15/21	1,000,000	1,030,900
Rochester Institute of Technology, Series A, 5.00%, 7/01/39	1,000,000	1,243,610
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL Insured, 5.50%, 7/01/22	9,240,000	10,148,384
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/26	8,000,000	8,614,000
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/21	7,000,000	7,345,660
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/24	7,790,000	9,156,833
New York State Dormitory Authority Sales Tax Revenue, Series A, 5.00%, 3/15/32	7,000,000	8,510,740
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 2/15/25	5,000,000	5,705,250
General Purpose, Refunding, Series A, 4.00%, 2/15/33	10,000,000	11,330,900
General Purpose, Refunding, Series A, 5.25%, 3/15/37	7,000,000	8,774,920
General Purpose, Refunding, Series D, 5.00%, 2/15/27	10,000,000	12,187,900
New York State Environmental Facilities Corp. Revenue,
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Refunding, Series A, 5.00%, 8/15/37	4,105,000	5,204,729
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 8/15/38	2,955,000	3,733,258
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 8/15/39	2,920,000	3,676,280
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue, Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF, Series B, 5.00%, 6/15/35	5,000,000	6,242,650
New York State GO, Series E, 3.25%, 12/15/26	10,520,000	10,880,520

18	Semiannual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Municipal Bond Bank Agency Revenue,
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/21	$5,790,000	$5,805,170
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/22	4,615,000	4,626,261
New York State Thruway Authority General Revenue,
Junior Indebtedness Obligations, Series B, Refunding, 4.00%, 1/01/37	7,000,000	7,819,490
Refunding, Series K, 5.00%, 1/01/28	10,000,000	11,645,800
Refunding, Series K, 5.00%, 1/01/29	10,000,000	11,526,500
Refunding, Series L, 5.00%, 1/01/32	1,750,000	2,152,430
Series I, Assured Guaranty, Pre-Refunded, 5.00%, 1/01/25	5,000,000	5,346,400
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue, Series A, Pre-Refunded, 5.00%, 4/01/23	5,000,000	5,000,000
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A, 5.00%, 3/15/26	5,000,000	5,181,350
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/30	10,000,000	12,243,500
New York State Urban Development Corp. Sales Tax Revenue, Empire State Development, Bidding Group 3, Refunding, Series A, 5.00%, 3/15/41	10,000,000	12,704,200
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, BAM Insured, 5.00%, 7/15/29	7,060,000	7,850,438
Onondaga County Water Authority Revenue, General Water System, Series A, 3.00%, 9/15/44	5,000,000	5,140,900
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/25	2,655,000	3,084,260
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/28	3,250,000	3,764,833
Consolidated, Refunding, One Hundred Ninety-Fourth Series, 5.00%, 10/15/28	9,085,000	10,626,906
Consolidated, Refunding, Two Hundred Ninth Series, 5.00%, 7/15/34	15,000,000	18,743,100
Suffolk County EDC Revenue,
Catholic Health Services, Long Island Obligated Group Project, Pre-Refunded, 5.00%, 7/01/28	1,755,000	1,839,293
Catholic Health Services, Long Island Obligated Group Project, Refunding, 5.00%, 7/01/28	10,245,000	10,709,918
Suffolk County GO,
Public Improvement, Refunding, Series B, AGMC Insured, 4.00%, 10/15/30	6,310,000	7,175,921
Public Improvement, Refunding, Series B, AGMC Insured, 3.375%, 10/15/31	6,370,000	6,900,748
Refunding, AGMC Insured, 5.00%, 2/01/23	5,045,000	5,531,842
Refunding, Series A, 5.00%, 4/01/20	2,235,000	2,235,000
Suffolk County Water Authority Revenue, Water System, Series A, 3.25%, 6/01/43	17,100,000	17,836,497
Triborough Bridge and Tunnel Authority Revenue,
MTA Bridges and Tunnels, Capital Appreciation, Subordinate, Refunding, Series A, zero cpn., 11/15/30	14,175,000	11,281,457
MTA Bridges and Tunnels, General, Series B-3, 5.00%, 11/15/34	3,480,000	4,096,795
Ulster County GO,
Public Improvement, Refunding, 5.00%, 11/15/24	2,600,000	2,759,718
Public Improvement, Refunding, 5.00%, 11/15/28	2,995,000	3,175,509
Utility Debt Securitization Authority Revenue, Restructuring, Refunding, Series A, 5.00%, 12/15/26	5,000,000	5,853,000
Yonkers GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	1,000,000	1,059,910

Total Municipal Bonds before Short Term Investments (Cost $857,274,748)		908,528,349

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FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 0.1%

Municipal Bonds 0.1%
New York 0.1%
[b] Nassau County IDA Revenue, Civic Facility, 1999 Cold Spring Harbor Laboratory Project, Refunding and Improvement, Daily VRDN and Put, 0.60%, 1/01/34	$600,000	$600,000
[b] Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.67%, 12/01/37	125,000	125,000

Total Short Term Investments (Cost $725,000)		725,000

Total Investments (Cost $857,999,748) 98.3%		909,253,349
Other Assets, less Liabilities 1.7%		15,967,050

Net Assets 100.0%		$925,220,399

See Abbreviations on page 30.

aThe maturity date shown represents the mandatory put date.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2020 (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$857,999,748

Value - Unaffiliated issuers	$909,253,349
Cash	7,846,474
Receivables:
Capital shares sold	361,409
Interest	9,702,369
Other assets	1,091

Total assets	927,164,692

Liabilities:
Payables:
Capital shares redeemed	1,017,056
Management fees	367,385
Distribution fees	91,620
Transfer agent fees	106,337
Distributions to shareholders	289,237
Accrued expenses and other liabilities	72,658

Total liabilities	1,944,293

Net assets, at value	$925,220,399

Net assets consist of:
Paid-in capital	$886,680,903
Total distributable earnings (losses)	38,539,496

Net assets, at value	$925,220,399

Class A:
Net assets, at value	$74,155,790

Shares outstanding	6,385,509

Net asset value per share[a]	$11.61

Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.88

Class A1:
Net assets, at value	$374,174,185

Shares outstanding	32,212,018

Net asset value per share[a]	$11.62

Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.89

Class C:
Net assets, at value	$78,955,769

Shares outstanding	6,772,366

Net asset value and maximum offering price per share[a]	$11.66

Class R6:
Net assets, at value	$83,206,499

Shares outstanding	7,143,283

Net asset value and maximum offering price per share	$11.65

Advisor Class:
Net assets, at value	$314,728,156

Shares outstanding	27,012,405

Net asset value and maximum offering price per share	$11.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2020 (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$14,360,730

Expenses:
Management fees (Note 3a)	2,251,791
Distribution fees: (Note 3c)
Class A	85,763
Class A1	193,156
Class C	276,223
Transfer agent fees: (Note 3e)
Class A	26,824
Class A1	151,381
Class C	33,331
Class R6	10,213
Advisor Class	125,143
Custodian fees (Note 4)	3,463
Reports to shareholders	21,799
Registration and filing fees	22,625
Professional fees	37,971
Trustees’ fees and expenses	23,244
Other	22,728

Total expenses	3,285,655
Expense reductions (Note 4)	(569)

Net expenses	3,285,086

Net investment income	11,075,644

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,342,351)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(7,317,357)

Net realized and unrealized gain (loss)	(8,659,708)

Net increase (decrease) in net assets resulting from operations	$2,415,936

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 11,075,644	$ 23,634,463
Net realized gain (loss)	(1,342,351)	(1,847,442)
Net change in unrealized appreciation (depreciation)	(7,317,357)	43,146,980

Net increase (decrease) in net assets resulting from operations	2,415,936	64,934,001

Distributions to shareholders:
Class A	(749,407)	(737,580)
Class A1	(4,530,454)	(10,733,186)
Class C	(764,200)	(2,237,707)
Class R6	(1,058,749)	(2,021,253)
Advisor Class	(3,902,345)	(8,497,951)

Total distributions to shareholders	(11,005,155)	(24,227,677)

Capital share transactions: (Note 2)
Class A	17,645,380	55,554,888
Class A1	(15,405,967)	(65,214,728)
Class C	(11,150,713)	(38,129,804)
Class R6	4,714,778	7,079,636
Advisor Class	3,641,927	(26,642,245)

Total capital share transactions	(554,595)	(67,352,253)

Net increase (decrease) in net assets	(9,143,814)	(26,645,929)

Net assets:
Beginning of period	934,364,213	961,010,142

End of period	$925,220,399	$934,364,213

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FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin New York Intermediate-Term Tax-Free Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	2,142,449	$25,060,917	5,369,817	$61,252,668
Shares issued in reinvestment of distributions	54,127	635,366	54,888	633,735
Shares redeemed	(694,556)	(8,050,903)	(554,163)	(6,331,515)

Net increase (decrease)	1,502,020	$17,645,380	4,870,542	$55,554,888

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended March 31, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount

Class A1 Shares:
Shares sold	773,909	$9,050,931	1,480,805	$16,841,118
Shares issued in reinvestment of distributions	350,223	4,110,968	850,042	9,742,163
Shares redeemed	(2,462,810)	(28,567,866)	(8,092,073)	(91,798,009)

Net increase (decrease)	(1,338,678)	$(15,405,967)	(5,761,226)	$(65,214,728)

Class C Shares:
Shares sold	324,590	$3,818,783	819,379	$9,360,154
Shares issued in reinvestment of distributions	51,232	603,610	155,365	1,785,961
Shares redeemed[a]	(1,329,222)	(15,573,106)	(4,308,560)	(49,275,919)

Net increase (decrease)	(953,400)	$(11,150,713)	(3,333,816)	$(38,129,804)

Class R6 Shares:
Shares sold	1,369,034	$16,091,806	1,839,981	$21,122,747
Shares issued in reinvestment of distributions	84,066	989,972	168,543	1,938,901
Shares redeemed	(1,089,450)	(12,367,000)	(1,400,468)	(15,982,012)

Net increase (decrease)	363,650	$4,714,778	608,056	$7,079,636

Advisor Class Shares:
Shares sold	2,948,273	$34,691,628	8,271,390	$94,450,245
Shares issued in reinvestment of distributions	255,802	3,012,221	568,490	6,536,657
Shares redeemed	(2,949,061)	(34,061,922)	(11,223,345)	(127,629,147)

Net increase (decrease)	255,014	$3,641,927	(2,383,465)	$(26,642,245)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the period ended March 31, 2020, the annualized gross effective investment management fee rate was 0.478% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and Class A1 reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and Class A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,699

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

CDSC retained	$2,392

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2020, the Fund paid transfer agent fees of $346,892, of which $131,550 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended March 31, 2020, these purchase and sale transactions aggregated $37,545,000 and $23,900,000, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2020, the custodian fees was reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At September 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$9,782,170
Long term	2,264,713

Total capital loss carryforwards	$12,046,883

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

At March 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$857,419,979

Unrealized appreciation	$53,313,693
Unrealized depreciation	(1,480,323)

Net unrealized appreciation (depreciation)	$51,833,370

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2020, aggregated $75,798,774 and $78,467,240, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2020, the Fund did not use the Global Credit Facility.

franklintempleton.com	Semiannual Report	29

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At March 31, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (ASU) which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.

BAM	Build America Mutual Assurance Co.

CSD	Central School District

EDC	Economic Development Corp.

GO	General Obligation

HDC	Housing Development Corp.

IDA	Industrial Development Authority/Agency

IDAR	Industrial Development Authority Revenue

IDC	Industrial Development Corp.

LOC	Letter of Credit

MFMR	Multi-Family Mortgage Revenue

MTA	Metropolitan Transit Authority

NATL	National Public Financial Guarantee Corp.

SRF	State Revolving Fund

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FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN NEW YORK INTERMEDIATE-TERM

TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin New York Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and

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FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional New York intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was slightly below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A, Class V or Investor Class shares for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other New York intermediate municipal debt funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but the actual total expense ratio for the Fund was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin New York Intermediate-Term Tax-Free Income Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	1153 S 05/20

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item  13. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 29, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	May 29, 2019